COMMON STOCK                                                     COMMON STOCK

TM

                 TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
THE STATE OF DELAWARE                                       CERTAIN DEFINITIONS
                                                             CUSIP 874121 10 6

THIS CERTIFIES THAT




is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
                 TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


               SECRETARY                               PRESIDENT

                                  [SEAL]

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT AND REGISTRAR

BY


AUTHORIZED SIGNATURE

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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM  --  as tenants in common                         UNIF GIFT MIN ACT  --  ............... Custodian .................
     TEN ENT  --  as tenants by the entireties                                           (Cust)                     (Minor)
     JT TEN   --  as joint tenants with right of                                       under Uniform Gifts to Minors
                  survivorship and not as tenants                                      Act.......................................
                  in common                                                                   (State)
                                                               UNIF TRF MIN ACT   --  ............ Custodian (until age .........)
                                                                                         (Cust)
                                                                                      ................... under Uniform Transfers
                                                                                         (Minor)
                                                                                      to Minors Act ............................
                                                                                                            (State)

     Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

     ------------------------------------




_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

______________________________________________________________________   Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _____________________________________

                                             X_________________________________

                                             X_________________________________
                                              NOTICE: THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.

Signature(s) Guaranteed





By _______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.